UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

PRIORITY HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	000-23249	35-1927379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Technology Park

Lake Mary, Florida 32746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 804-6700

Not Applicable

(Former name or former address, if changed since last report)

ITEM 9.	REGULATION FD DISCLOSURE (The information in this Item 9 is being furnished on Form 8-K under Item 12)

Results of Operations and Financial Condition

On July 17, 2003, Priority Healthcare Corporation (the “Company”) issued a press release announcing its operating and financial results for the quarter ended June 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2003

PRIORITY HEALTHCARE CORPORATION

By:	/s/ STEPHEN M. SAFT
Name: Title:	Stephen M. Saft Chief Financial Officer and Treasurer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Earnings Release – Quarter Ended June 28, 2003.

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